                                                                    EXHIBIT 10.3



                                SECOND AMENDMENT
                                       TO
                                CREDIT AGREEMENT



     THIS SECOND AMENDMENT TO CREDIT AGREEMENT, effective as of September 10, 1999 (this "Amendment" or this "Second Amendment"), is by and between The Ackerley Group, Inc., a Delaware corporation (the "Borrower"), certain financial institutions party to the Credit Agreement (as hereinafter defined) (collectively the "Lenders"), FIRST UNION NATIONAL BANK, a national banking association, as administrative agent for the Lenders (the "Administrative Agent"), FLEET BANK, N.A. as documentation agent ("Documentation Agent") and UNION BANK OF CALIFORNIA, N.A., KEYBANK NATIONAL ASSOCIATION, and BANK OF MONTREAL, CHICAGO BANK as co-agents ("Co-Agents").

     This Amendment amends that certain Credit Agreement dated as of January 22, 1999, between the Borrower, the Lenders, the Administrative Agent, the Documentation Agent and the Co-Agents (as previously amended, as amended hereby and as further amended, modified, restated or supplemented from time to time, the "Credit Agreement") and the other Credit Documents referred to therein. All capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Credit Agreement.


                                    RECITALS

     A. Pursuant to the Credit Agreement, the Lenders have agreed, among other things, to provide to the Borrower term and revolving credit facilities in an aggregate principal amount of $325,000,000.

     B. The Borrower has requested that Section 8.5 of the Credit Agreement be amended to enable the Borrower to make additional miscellaneous investments of an amount up to $5,000,000 in the aggregate.

     C. The Lenders, the Administrative Agent, the Documentation Agent and the Co-Agents are willing to agree to so amend the Credit Agreement on the terms and conditions set forth herein.


                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Borrower, the Lenders, the Administrative Agent, the Documentation Agent and the Co-Agents hereby agree as follows:

                                   ARTICLE I.

              AMENDMENTS TO CREDIT AGREEMENTS AND CREDIT DOCUMENTS

     1.1. The Credit Agreement is hereby amended as follows:

     (a) NEW DEFINED TERMS. The following definitions are hereby added, in the appropriate alphabetical order, to SECTION 1.1 of the Credit Agreement:

     "Second Amendment" shall mean the Second Amendment to Credit Agreement, effective as of September 10, 1999, between the Borrower, the Administrative Agent, the Documentation Agent, the Co-Agents and the Lenders.

     (b)  REVISED DEFINITIONS. The following definitions set forth in SECTION
1.1 to the Credit Agreement are hereby amended as follows:

          (i) The definition of "Credit Documents" is deemed to include the Second Amendment.

     (c) INVESTMENTS. Section 8.5(a) of the Credit Agreement is hereby amended by the deletion of the word "and" at the end of clause (vii) thereof, the replacement of the period (".") at the end of clause (viii) thereof with "; and" and the addition of the following as new clause (ix) thereof:

          (ix) Other Investments not to exceed $5,000,000 in the aggregate at any time.

     1.2 AMENDMENTS TO LOAN DOCUMENTS. As of the date hereof all references to the Credit Agreement in any of the Credit Documents shall refer to the Credit Agreement as amended prior to the date hereof and as amended by this Amendment, and all references to any of the Credit Documents in any of the other Credit Documents shall refer to such Credit Documents as amended prior to the date hereof and as amended hereby or in connection herewith.

                                  ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

     The Borrower hereby represents and warrants that:

     2.1 COMPLIANCE WITH CREDIT AGREEMENT. After giving effect to this Amendment, the Borrower is in compliance with all terms and provisions set forth in the Credit Agreement to be observed or performed by it.

     2.2 REPRESENTATIONS IN CREDIT AGREEMENT. The representations and warranties of the Borrower set forth in the Credit Agreement are true and correct as of the date hereof, except

                                       2
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to the extent such representations and warranties relate solely to or are specifically expressed as of a particular date or period.

      2.3 NO EVENT OF DEFAULT. After giving effect to this Amendment and the transactions contemplated hereby, no Event of Default exists under the Credit Agreement.

      2.4 CONTINUING SECURITY INTERESTS. All Loans and advances by the Lenders to the Borrower under the Credit Agreement, as amended hereby, and the Notes will continue to be secured by the Administrative Agent's security interest in all of the Collateral granted under the Credit Agreement or other Credit Documents, and nothing herein will affect the validity, perfection or enforceability of such security interests.

      2.5 CONSENTS. The execution and delivery of this Amendment and the Borrower's performance hereunder does not require the consent or approval of any Person (other than the Lenders pursuant to the Credit Agreement).


                                  ARTICLE III.

                              CONDITIONS PRECEDENT


      The effectiveness of the foregoing amendments, consents and waivers are subject to the fulfillment of the condition precedent that the Borrower and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment (in a sufficient number of execution originals for each Lender).


                                  ARTICLE IV.

                                    GENERAL

      4.1 FULL FORCE AND EFFECT. The Credit Agreement, as expressly amended hereby, shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, "hereinafter," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment.

      4.2 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

      4.3 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.



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      4.4   EXPENSES. Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys' fees.

      4.5 FURTHER ASSURANCES. Each Borrower shall execute and deliver to Administrative Agent such documents, certificates and opinions as the Administrative Agent may reasonably request to effect the amendment contemplated by this Amendment and to continue the existence, perfection and first priority of the Administrative Agent's security interests in the Collateral.

      4.6 HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.



                        (signatures begin on next page)




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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers all as of the date first above written.


                                  THE ACKERLEY GROUP, INC.



                                  By: /s/ KEITH RITZMANN
                                     ---------------------------------------
                                     Title: Keith Ritzmann -- Senior VP & CIO


                             (signatures continued)




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                                           FIRST UNION NATIONAL BANK,
                                           as Administrative Agent and as Lender


                                           By:    [SIGNATURE ILLEGIBLE]
                                               ---------------------------------

                                           Title:     Director
                                                  ------------------------------



                             (signatures continued)

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                                                    FLEET BANK, N.A.


                                                    By:   /s/ Garret Komjathy
                                                       -------------------------
                                                             Garret Komjathy

                                                    Title:   Vice President
                                                           ---------------------



                             (signatures continued)

                                       7
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                                           BANK OF MONTREAL, CHICAGO
                                           BRANCH


                                           By:    /s/ OLA ANDERSSEN
                                               ---------------------------------
                                                        Ola Anderssen

                                           Title:       Director
                                                  ------------------------------



                             (signatures continued)

                                       8
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                                           KEYBANK NATIONAL ASSOCIATION


                                           By:    /s/ MARY K. YOUNG
                                               ---------------------------------
                                                      Mary K. Young

                                           Title:     Assistant Vice President
                                                  ------------------------------



                             (signatures continued)


                                       9
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                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:  /s/ SETH YAKATAN
                                          ---------------------------------
                                            Seth Yakatan

                                       Title:  Assistant Vice President
                                             ------------------------------



                             (signatures continued)


                                       10

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                                       U.S. BANK NATIONAL ASSOCIATION


                                       By:  /s/ [Signature Illegible]
                                          ---------------------------------

                                       Title:  Vice President
                                             ------------------------------



                             (signatures continued)


                                       11
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                                       BANK OF AMERICA, NT & SA


                                       By:  /s/ GEORGE V. HAUSLER
                                          ---------------------------------
                                            George V. Hausler

                                       Title:  Vice President
                                             ------------------------------



                             (signatures continued)


                                       12
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                                       THE BANK OF NOVA SCOTIA


                                       By:  /s/ IAN A. HODGART
                                          ---------------------------------
                                            Ian A. Hodgart

                                       Title:  Authorized Signatory
                                             ------------------------------



                             (signatures continued)


                                       13

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                                     DRESDNER BANK AG, NEW YORK &
                                     GRAND CAYMAN BRANCHES






                                     By:             /s/ LAURA G. FAZIO
                                            ------------------------------------
                                                       Laura G. Fazio


                                     Title:         First Vice President
                                            ------------------------------------





                                     By:          /s/ CONSTANCE LOOSEMORE
                                            ------------------------------------
                                                     Constance Loosemore


                                     Title:       Assistant Vice President
                                            ------------------------------------















                             (signatures continued)




                                       14
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                                     THE CIT GROUP/EQUIPMENT
                                     FINANCING, INC.






                                     By:          /s/ DANIEL E. A. NICHOLS
                                            ------------------------------------
                                                     Daniel E. A. Nichols


                                     Title:       Assistant Vice President
                                            ------------------------------------

















                             (signatures continued)




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                                       BANQUE NATIONALE DE PARIS


                                       By:  /s/ SERGE DESRAYAUD
                                          ---------------------------------
                                            Serge Desrayaud

                                       Title:  VP / Team Leader
                                             ------------------------------


                                       By:  /s/ GREGG W. BONARDI
                                          ---------------------------------
                                            Gregg W. Bonardi

                                       Title:  Vice President
                                             ------------------------------



                             (signatures continued)


                                       16

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                                       CITY NATIONAL BANK


                                       By:
                                          ---------------------------------


                                       Title:
                                             ------------------------------




                             (signatures continued)


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                                       FIRST HAWAIIAN BANK


                                       By:  /s/ TRAVIS RUETENIK
                                          ---------------------------------
                                            Travis Ruetenik

                                       Title:  Assistant Vice President
                                             ------------------------------




                             (signatures continued)


                                       18

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                                       THE FUJI BANK, LIMITED


                                       By:  /s/ MASAHITO FUKUDA
                                          ---------------------------------
                                            Masahito Fukuda

                                       Title:  Senior Vice President
                                             ------------------------------





                             (signatures continued)


                                       19

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                                       STATE STREET BANK AND TRUST COMPANY


                                       By:  /s/ DIANE I. ROONEY
                                          ---------------------------------
                                            Diane I. Rooney

                                       Title:  Vice President
                                             ------------------------------





                             (signatures continued)


                                       20

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                                       COMPAGNIE FINANCIERE DE CIC ET
                                       DE I'UNION EUROPEENNE


                                       By:  /s/ MARCUS EDWARD
                                          ---------------------------------
                                            Marcus Edward

                                       Title:  Vice President
                                             ------------------------------


                                       By:  /s/ BRIAN O'LEARY
                                          ---------------------------------
                                             Brian O'Leary

                                       Title:  Vice President
                                             ------------------------------



                             (signatures continued)


                                       21

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                                          MICHIGAN NATIONAL BANK


                                          By:  /s/ JEFFREY W. BILLIG
                                             -----------------------------------
                                                   Jeffrey W. Billig

                                          Title: Commercial Relationship Manager
                                                --------------------------------





                             (signatures continued)



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                                          WASHINGTON MUTUAL BANK
                                          (DBA WESTERN BANK)



                                          By:  /s/ DAVID M. PURCELL
                                             ----------------------------------
                                                   David M. Purcell

                                          Title:   Vice President
                                                -------------------------------





                             (signatures continued)



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                                          NATEXIS BANQUE BFCE



                                          By:  /s/ EVAN S. KRAUS
                                             ----------------------------------
                                                   Evan S. Kraus

                                          Title:   Assistant Vice President
                                                -------------------------------


                                          By:  /s/ CYNTHIA E. SACHS
                                             ----------------------------------
                                                   Cynthia E. Sachs

                                          Title:   VP, Group Manager
                                                -------------------------------





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                          Acknowledgement of Guaranty


Each of the undersigned, as a guarantor of the Obligations of The Ackerley Group, Inc. (the "Company") under the Credit Agreement, dated as January 22, 1999, among the Company, certain financial institutions party thereto, First Union National Bank, in its capacity as administrative agent, Fleet Bank, N.A., in its capacity as documentation agent, and Union Bank of California, N.A., KeyBank National Association and Bank of Montreal, Chicago Branch, as co-agents (the "Credit Agreement"), hereby consents to the foregoing Second Amendment to Credit Agreement, and further waives any defense to its guaranty liability occasioned by such amendment (including without limitation the extension of the maturity of the Loans as contemplated thereby). The foregoing consent and waiver of the undersigned is made as of the date of the First Amendment.

ACKERLEY AIRPORT ADVERTISING, INC.           ACKERLEY COMMUNICATIONS OF
                                             MASSACHUSETTS, INC.

By:  /s/ KEITH RITZMANN                      By:  /s/ KEITH RITZMANN
   --------------------------------------       --------------------------------------


Title:  Keith Ritzmann - Asst. Secretary     Title:  Keith Ritzmann - Asst. Secretary
      -----------------------------------          -----------------------------------

AK MEDIA GROUP, INC.                         CENTRAL NEW YORK NEWS, INC.

By:  /s/ KEITH RITZMANN                      By:  /s/ KEITH RITZMANN
   --------------------------------------       --------------------------------------

Title:  Keith Ritzmann - Asst. Secretary     Title:  Keith Ritzmann - Asst. Secretary
      -----------------------------------          -----------------------------------

KVOS TV, LTD                                 TC AVIATION, INC.

By:  /s/ KEITH RITZMANN                      By:  /s/ KEITH RITZMANN
   --------------------------------------       --------------------------------------

Title:  Keith Ritzmann - Asst. Secretary     Title:  Keith Ritzmann - Asst. Secretary
      -----------------------------------          -----------------------------------